Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance AI Hyperscale Leaders ETF (AIHY)

(the “Fund”)

listed on NYSE Arca, Inc.

September 2, 2026

Supplement to the Summary Prospectus, dated July 13, 2026,
Prospectus and Statement of Additional Information,
each dated July 7, 2026

Effective August 24, 2026, the investment adviser, Tidal Investment LLC, has agreed to reduce the Fund’s unitary management fee from 0.75% to 0.35% of the Fund’s average daily net assets. The following changes to the Prospectuses and Statement of Additional Information apply:

In the Fund Summary section of the Prospectus, the table and text under the “Fees and Expenses of the Fund” heading is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

 Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.02%
Total Annual Fund Operating Expenses	0.37%

(1)	Restated to reflect the Fund’s contractual management fee effective August 24, 2026. Under the Fund’s investment advisory agreement, in exchange for a single unitary management fee from the Fund, the Fund’s adviser has agreed to pay all expenses incurred by the Fund, except for its advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Estimated for the current year.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$38	$119

In the Prospectus, under the “Investment Adviser” heading of the “Management” section, the second paragraph is hereby deleted in its entirety and replaced with the following:

Tidal serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. For the services provided to the Fund, it pays the Adviser a unitary management fee of 0.35%, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets.

In the Statement of Additional Information, under the “Investment Adviser” section, the second paragraph is hereby deleted in its entirety and replaced with the following:

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund subject to the direction and oversight of the Board. Under the Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.35% based on the Fund’s average daily net assets.

Please retain this Supplement for future reference.

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